ABERDEEN FUNDS

Aberdeen U.S. Small Cap Equity Fund

Aberdeen China Opportunities Fund

Aberdeen International Equity Fund

Aberdeen Global Equity Fund

Aberdeen Diversified Income Fund

Aberdeen Dynamic Allocation Fund

Aberdeen Diversified Alternatives Fund

Aberdeen Asia Bond Fund

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Aberdeen Emerging Markets Fund

Aberdeen Emerging Markets Debt Fund

Aberdeen Global Unconstrained Fixed Income Fund (formerly, Aberdeen Global Fixed Income Fund)

Aberdeen International Small Cap Fund

Aberdeen Tax-Free Income Fund

Aberdeen U.S. Multi-Cap Equity Fund

Aberdeen Japanese Equities Fund

Aberdeen U.S. Mid Cap Equity Fund

(each a “Fund” and collectively the “Funds”)

Supplement dated November 22, 2017 to the Statement of Additional Information dated February 28, 2017,

as supplemented to date (the “SAI”)

Effective immediately, the following replaces the first paragraph in the section entitled “Additional Information on Portfolio Instruments and Investment Policies — Currency Transactions” in the SAI on page 33:

Currency Transactions. A Fund may engage in currency transactions as described in the prospectus or SAI. Generally, except as provided otherwise, a Fund may engage with counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A Fund may enter into currency transactions with creditworthy counterparties that have been approved by the Adviser’s Counterparty Credit Risk Department in accordance with its Credit Risk Management Policy.

This supplement is dated November 22, 2017.

Please retain this supplement for future reference.